                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  APRIL 3, 2002
                                  -------------
                (Date of Report--Date of Earliest Event Reported)



                                D.R. HORTON, INC.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)



                DELAWARE                                 1-14122                              75-2386963
    --------------------------------        ------------------------------        ---------------------------------
     (State or Other Jurisdiction              (Commission File Number)           (IRS Employer Identification No.)
           of Incorporation)



           1901 ASCENSION BOULEVARD, SUITE 100, ARLINGTON, TEXAS 76006
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (817) 856-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

On April 3, 2002, D.R. Horton, Inc. announced that it plans to sell approximately $250 million of senior notes to qualified institutional buyers in reliance on Rule 144A. The press release issued by D.R. Horton, Inc. relating to the announcement is filed as Exhibit 99.1 to this report.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     Press Release of D.R. Horton, Inc. issued on April 3, 2002.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2002

                                  D. R. Horton, Inc.


                                  By:   /s/ SAMUEL R. FULLER
                                     -------------------------------------------
                                        Samuel R. Fuller
                                        Executive Vice President, Treasurer,
                                        and Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            EXHIBIT
------            -------
99.1              Press Release of D.R. Horton, Inc. issued on April 3, 2002.